SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

Local Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13949	65-0424192

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3601 N.W. 63rd Street Oklahoma City, Oklahoma	73116

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 841-2298

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

          On January 22, 2004, Local Financial Corporation (the “Company”) and International Bancshares Corporation (“IBC”) entered into an Agreement and Plan of Merger (the “Agreement”). A copy of the Agreement is attached hereto as Exhibit 2.1. The Company and IBC issued a joint press release announcing the execution of the Agreement on January 22, 2004, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

2.1	Agreement and Plan of Merger, dated as of January 22, 2004, by and among Local Financial Corporation, International Bancshares Corporation and LFC Acquisition Corp.

99.1	Joint press release dated January 22, 2004 announcing execution of the Agreement (incorporated by reference from the Company’s Rule 425 filing on January 22, 2004 with the Securities and Exchange Commission).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL FINANCIAL CORPORATION

Date: January 23, 2004	By:	/s/ Richard L. Park

Richard L. Park
Chief Financial Officer

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Exhibit Index

2.1	Agreement and Plan of Merger, dated as of January 22, 2004, by and among Local Financial Corporation, International Bancshares Corporation and LFC Acquisition Corp.

99.1	Joint press release dated January 22, 2004 announcing execution of the Agreement (incorporated by reference from the Company’s Rule 425 filing on January 22, 2004 with the Securities and Exchange Commission).